UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2013

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Merger Agreement

On May 28, 2013, American Realty Capital Properties, Inc., a Maryland corporation (“Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CapLease, Inc., a Maryland corporation (the “Company”), Safari Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub”), Caplease, LP, a Delaware limited partnership and the operating partnership of the Company (the “Company Operating Partnership”), CLF OP General Partner LLC, a Delaware limited liability company and the sole general partner of the Company Operating Partnership, and ARC Properties Operating Partnership, L.P., a Delaware limited partnership and the operating partnership of Parent (the “Parent Operating Partnership”). The Merger Agreement provides for (i) the merger of the Company with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of Parent (the “Merger”), and (ii) the merger of the Company Operating Partnership with and into the Parent Operating Partnership, with the Parent Operating Partnership surviving (the “Partnership Merger” and together with the Merger, the “Mergers”).

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of the Company (“Company Common Stock”), other than shares owned by Parent, the Company or any of their respective wholly owned subsidiaries, will be converted into the right to receive $8.50 in cash without interest (the “Common Merger Consideration”). Each outstanding share of preferred stock of the Company (“Company Preferred Stock”), other than shares owned by Parent, the Company or any of their respective wholly owned subsidiaries, will be converted into the right to receive an amount in cash, without interest, equal to the sum of $25.00 plus all accrued and unpaid dividends on such shares of Company Preferred Stock up to, but excluding, the closing date of the Merger. The Company Preferred Stock consists of (i) 8.125% Series A Cumulative Redeemable Preferred Stock, (ii) 8.375% Series B Cumulative Redeemable Preferred Stock and (iii) 7.25% Series C Cumulative Redeemable Preferred Stock. In addition, in connection with the Partnership Merger, each outstanding unit of equity ownership of the Company Operating Partnership other than units owned by the Company or any wholly owned subsidiary of the Company will be converted into the right to receive $8.50 in cash, without interest.

The Merger Agreement provides that, immediately prior to the Effective Time, any outstanding shares of Company restricted stock will become fully vested and will have the right to receive the Common Merger Consideration. The Merger Agreement also provides that, immediately prior to the Effective Time, any outstanding Company performance shares held by any employee of the Company on the closing date of the Merger will become fully earned and settled as to 100% of the target number of shares of Company Common Stock, and all shares of Company Common Stock outstanding as a result of such settlement will have the right to receive the Common Merger Consideration.

Consummation of the Mergers is subject to various conditions, including, among other things, the approval by the Company’s stockholders of the Merger and the absence of any law, order or injunction prohibiting the consummation of the Mergers. Moreover, each party’s obligation to consummate the Mergers is subject to certain other conditions, including the accuracy of the other party’s representations and warranties (subject to customary qualifications) and the other party’s material compliance with its covenants and agreements contained in the Merger Agreement.

Parent and the Company have made certain customary representations and warranties to each other in the Merger Agreement. The Company has also made certain covenants relating to the conduct of the Company’s business between the date of the Merger Agreement and the closing of the Merger and other matters, including the “go-shop” and “no-shop” covenants described below.

During the period (the “Go Shop Period”) beginning on May 28, 2013, and continuing until 11:59 p.m. (New York City time) on July 7, 2013 (the “No Shop Period Start Date”), the Company may initiate, solicit and encourage any alternative acquisition proposals from third parties, provide non-public information and engage in discussions with third parties with respect to acquisition proposals. Starting on the No Shop Period Start Date, the Company will become subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to and engage in discussions with third parties regarding alternative acquisition proposals, except that in certain circumstances the Company may, for up to seven days following the end of the Go Shop Period, continue to engage in the aforementioned activities with certain third parties that made an alternative acquisition proposal that was determined by the board of directors of the Company to be a superior proposal before the expiration of the Go Shop Period.

The Merger Agreement also includes certain termination rights for both Parent and the Company and provides that, in connection with the termination of the Merger Agreement, under specified circumstances, the Company may be required to pay Parent a termination fee of $11,000,000 or $21,000,000 and reimburse Parent’s transaction expenses in an amount equal to $4,000,000.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The representations and warranties in the Merger Agreement were made as of a specified date, are qualified by a confidential disclosure letter, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, and may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company or Parent at the time they were made or otherwise and should only be read in conjunction with the other information that Parent and the Company make publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “SEC”).

Voting Agreement

Concurrently with the execution of the Merger Agreement, Paul H. McDowell, Chairman of the Board and Chief Executive Officer of the Company, William R. Pollert, President of the Company, Shawn P. Seale, Senior Vice President, Chief Financial Officer and Treasurer of the Company, Robert C. Blanz, the Senior Vice President and Chief Investment Officer of the Company, and Paul C. Hughes, Vice President, General Counsel and Corporate Secretary of the Company, entered into a voting agreement with Parent (the “Voting Agreement”), pursuant to which each of them has agreed to vote in favor of the Merger and the other transactions contemplated by the Merger Agreement, upon the terms and subject to the conditions set forth in such agreement. The Voting Agreement will terminate upon certain circumstances, including upon termination of the Merger Agreement.

A copy of the Voting Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement.

Management Letter Agreement

Concurrently with the execution of the Merger Agreement, certain senior executives of the Company, including Messrs. McDowell, Pollert, Seale, Blanz, and Hughes, entered into a letter agreement with Parent (the “Management Letter Agreement”), pursuant to which either:

•	(i) all of executives will use their good faith efforts to negotiate to amend their current employment agreements with the Company, effective immediately prior to the Effective Time, to reduce their severance benefits by an amount equal to the maximum amount that, together with any other “parachute payments” (as defined under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”)), can be paid without liability for the excise tax under Code Section 4999, and (ii) all of the executives and Parent will use their good faith efforts to negotiate and enter into a new employment agreements on, and effective as of the date following the date on which the Effective Time occurs, that will provide that the compensation payable under such agreement will be structured in a manner so that it does not constitute a parachute payment and result in any excise tax under Section 4999 of the Code; or

•	All of the executives and the Company’s successor will enter into an amendment to their current employment agreement, effective as of the date following the date on which the Effective Time occurs, providing that (i) the executive and the Company’s successor will each be responsible for paying one half of any excise tax liability that the executive incurs under Section 4999 of the Code, and (ii) the Company’s successor will indemnify the executive for all tax liability he incurs on account of such excise tax payment by the Company’s successor.

A copy of the Management Letter Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The foregoing description of the Management Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Management Letter Agreement.

Item 7.01. Regulation FD Disclosure.

Parent prepared an investor presentation with respect to the contemplated Mergers. Directors, officers and other representatives of Parent and the Company will present some or all of such investor presentation at various conferences and meetings in the coming months. A copy of the investor presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K. Such investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.3 attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

About Parent

Parent is a publicly traded Maryland corporation listed on The NASDAQ Global Select Market that qualified as a real estate investment trust for U.S. federal income tax purposes for the taxable year ended December 31, 2011, focused on acquiring and owning single tenant freestanding commercial properties subject to net leases with high credit quality tenants. Additional information about Parent can be found on its website at www.arcpreit.com.

Additional Information about the Proposed Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Parent and the Company intend to file relevant materials with the SEC, including the Company’s proxy statement on Schedule 14A. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors may obtain free copies of the proxy statement and other relevant documents filed by Parent and the Company with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Parent with the SEC are also available free of charge on Parent’s website at http://www.arcpreit.com, and copies of the documents filed by the Company with the SEC are available free of charge on the Company’s website at www.caplease.com or by directing a request to: CapLease, Inc., 1065 Avenue of the Americas, New York, New York 10018, Attn: Investor Relations, (212) 217-6300.

Parent and the Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction. Information regarding Parent’s directors and executive officers can be found in Parent’s definitive proxy statement filed with the SEC on April 30, 2013. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 19, 2013. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available free of charge on the SEC’s website and from Parent or the Company, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect Parent’s and the Company’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by the Merger Agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the proposed Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; the business plans of the tenants of the respective parties; the outcome of any legal proceedings relating to the Merger or the Merger Agreement; and risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in Parent’s and the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. Parent and the Company disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 28, 2013, among American Realty Capital Properties, Inc., ARC Properties Operating Partnership, L.P., Safari Acquisition, LLC, CapLease, Inc., Caplease, LP, and CLF OP General Partner LLC*
99.1	Voting Agreement, dated as of May 28, 2013, by and among American Realty Capital Properties, Inc., Paul H. McDowell, William R. Pollert, Shawn P. Seale, Robert C. Blanz and Paul C. Hughes
99.2	Management Letter Agreement, dated as of May 28, 2013, among American Realty Capital Properties, Inc., Paul H. McDowell, William R. Pollert, Shawn P. Seale, Robert C. Blanz, Michael J. Heneghan and Paul C. Hughes
99.3	Investor Presentation, dated as of May 28, 2013

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

May 28, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and Chairman of the Board of Directors